EXECUTION VERSION [[8171962]] LIMITED CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT LIMITED CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of October 31, 2025 (this “Amendment”), by and among DISTINGUISHED LLC, a Delaware limited liability company (the “Borrower”), the other CREDIT PARTIES party hereto, the LENDERS party hereto and BMO BANK N.A., as Agent. WHEREAS, reference is made to that certain Credit Agreement, dated as of October 10, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement as modified by this Amendment, the “Credit Agreement”), by and among the Borrower, Phoenix Merger Parent, LLC, a Delaware limited liability company (“Holdings”), the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto and BMO Bank N.A., as administrative agent (in such capacity, the “Agent”). WHEREAS, reference is also made to that certain Membership Interest Purchase Agreement, dated as of October 23, 2025 (the “Prize Disposition Agreement”), by and among Distinguished Group LLC, a Delaware limited liability company (“Distinguished Group”), Distinguished Capital LLC, a Delaware limited liability company (“Distinguished Capital”; Distinguished Capital together with Distinguished Group, collectively, the “Seller Parties” and each, individually, a “Seller Party”), and Prize Indemnity Holdings, LLC, an Indiana limited liability company (the “Buyer”), pursuant to which Distinguished Capital intends to sell all of the issued and outstanding membership interests of Distinguished Prize Indemnity LLC (d/b/a American Hole ‘n One and Grand Prize Promotions), a Delaware limited liability company (“Distinguished Prize”), to the Buyer, on the terms and subject to the conditions set forth in the Prize Disposition Agreement (the “Specified Asset Disposition”) for a gross purchase price of $35,000,000, subject to adjustment in accordance with Sections 2.3 and 2.4 of the Prize Disposition Agreement (the purchase price received by the Seller Parties pursuant to the Prize Disposition Agreement being referred to as the “Specified Net Proceeds”). WHEREAS, the Credit Parties have requested that the Agent and the Lenders consent to the consummation of the Specified Asset Disposition and the other transactions expressly contemplated by the Prize Disposition Agreement on the terms and subject to the conditions set forth in the Prize Disposition Agreement and to permit the Specified Loan Prepayment, the LTIP Payments, the Reinvestments and the Tax Amounts (each such term as defined below) for all purposes of the Existing Credit Agreement, the Credit Agreement and the other Loan Documents. WHEREAS, on the terms and subject to the satisfaction of the conditions set forth herein, the Agent and the Lenders party hereto (constituting at least the Requisite Lenders party to the Existing Credit Agreement immediately prior to the Second Amendment Effective Date (as defined below)) have agreed to grant the Limited Consent (as defined below) in accordance with Section 9.2 of the Credit Agreement. NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows: SECTION 1. Capitalized Terms. Capitalized terms used and not defined herein shall have such meanings ascribed thereto in the Credit Agreement. The rules of construction set forth in Annex A to the Credit Agreement shall apply to this Amendment, mutatis mutandis.

2 [[8171962]] SECTION 2. Amendments to Existing Credit Agreement; Limited Consent. The Existing Credit Agreement is hereby amended as follows: (a) Notwithstanding anything to the contrary contained in the Existing Credit Agreement, the Credit Agreement or any other Loan Document, including Section 3.7 of the Existing Credit Agreement, effective upon the satisfaction of the conditions set forth in Section 3 hereof, and in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement and in this Amendment, the Agent and the Lenders party hereto (constituting at least the Requisite Lenders party to the Existing Credit Agreement immediately prior to the Second Amendment Effective Date), hereby consent and agree to the entry by the Seller Parties into the Prize Disposition Agreement, and the consummation of the Specified Asset Disposition and the other transactions contemplated by the Prize Disposition Agreement in accordance with the terms and conditions of the Prize Disposition Agreement, as in effect on the date hereof, and consent and agree that such entry into the Prize Disposition Agreement and such consummation of the Specified Asset Disposition and such other transactions shall be and be deemed to be permitted by, shall not be or be deemed to be subject to or restricted by, and shall not use or be deemed to use any of the baskets set forth in, the Existing Credit Agreement, the Credit Agreement and the other Loan Documents, in each case, so long as all of the following conditions are satisfied: (i) after giving effect to this Amendment and the effectiveness of the Limited Consent, no Event of Default shall have occurred and be continuing as of the date the Specified Asset Disposition is consummated or shall immediately result after giving effect thereto, (ii) the Agent shall have received a certificate signed by Borrower’s chief executive officer or chief financial officer (x) certifying that no Event of Default shall have occurred and be continuing as of the date the Specified Asset Disposition is consummated or shall immediately result after giving effect thereto and (y) demonstrating that, after giving effect to the Specified Asset Disposition and the Specified Loan Prepayment on a pro forma basis, the Borrower and its Restricted Subsidiaries are in pro forma compliance with the financial covenants contained in Sections 4.2 and 4.3 of the Existing Credit Agreement as of the last day of the most recently ended Fiscal Quarter for which financial statements have been (or were required to be) delivered pursuant to Section 4.4 of the Existing Credit Agreement, and (iii) the Specified Asset Disposition is consummated on or prior to the Termination Date (as defined in the Prize Disposition Agreement, as in effect on the date hereof). (b) Notwithstanding anything to the contrary contained in the Existing Credit Agreement, the Credit Agreement or any other Loan Document, including Sections 1.5, 3.5 and 3.7 of the Existing Credit Agreement, effective upon the satisfaction of the conditions set forth in Section 3 hereof, the Borrower, the other Credit Parties, the Agent and the Lenders party hereto (constituting at least the Requisite Lenders party to the Existing Credit Agreement immediately prior to the Second Amendment Effective Date), hereby agree that (i) promptly but in any event no later than one (1) Business Day after the date on which the Specified Asset Disposition is consummated (such Business Day, the “Specified Loan Prepayment Date”), an amount equal to $8,000,000 of the Specified Net Proceeds shall be used to prepay the Loans (such prepayment, the “Specified Loan Prepayment”); provided, that (A) if there are excess Specified Net Proceeds remaining upon the effectiveness of the Specified Loan Prepayment, the Borrower, the other Credit Parties and their respective Restricted Subsidiaries may (x) use such excess Specified Net Proceeds to make long-term incentive plan payments due under the Phantom Interest Agreements (if any) (collectively, the “LTIP Payments”) and to make cash distributions to Holdings, for Holdings to make any such LTIP Payments (or to make cash distributions to the applicable employing Person to make the LTIP Payments) and/or (y) reinvest all or any portion of such excess Specified Net Proceeds in assets (other than inventory) of a kind used or useful in the Credit Parties’ business (collectively, the “Reinvestments”), in each case, so long as the Borrower makes or commits to make such LTIP Payments and/or such Reinvestments using such Specified Net Proceeds within

3 [[8171962]] twelve (12) months of the consummation of the Specified Asset Disposition; provided, that with respect to any such commitment to make such LTIP Payments and/or Reinvestments that is made within such twelve (12) month period, such LTIP Payments and/or Reinvestments are actually made within the six (6) month period immediately succeeding such twelve (12) month period; provided, further, that if the Borrower does not intend to make such LTIP Payments and/or Reinvestments or commit to make such LTIP Payments and/or Reinvestments within the applicable period set forth above, or if such applicable period expires without the Borrower having made or committed to make such LTIP Payments and/or Reinvestments, in an aggregate amount equal to the full amount of such excess Specified Net Proceeds, then the Borrower shall apply all such remaining Specified Net Proceeds (net of any portion thereof referred to in clause (B) below and, for the avoidance of doubt, any applicable amounts that are referred to in the definition of “Net Proceeds” in the Credit Agreement) to the prepayment of the Loans; and (B) it is understood and agreed that the Borrower, the other Credit Parties and their respective Restricted Subsidiaries may use the Specified Net Proceeds to pay Taxes arising out of or attributable to the Specified Asset Disposition and the other transactions expressly contemplated by the Prize Disposition Agreement and to make cash distributions to Holdings, for Holdings to make cash distributions to its equity holders, in an amount equal to Taxes arising out of, or attributable to the Specified Asset Disposition and such other transactions expressly contemplated by the Prize Disposition Agreement on or prior to the date the related Taxes are due and payable, in each case, as reasonably determined by the Borrower (collectively, the “Tax Amounts”), which Tax Amounts shall not reduce the Specified Loan Prepayment required above but shall reduce the Specified Net Proceeds available for LTIP Payments and/or Reinvestments or required to be applied to make any prepayment of the Loans pursuant the final proviso to clause (A) above; and (ii) the Specified Loan Prepayment, the LTIP Payments, the Reinvestments and the Tax Amounts shall be and be deemed to be permitted by, shall not be or be deemed to be subject to or restricted by, and shall not use or be deemed to use any of the baskets set forth in, the Existing Credit Agreement, the Credit Agreement and the other Loan Documents. Prepayments of the Loans under this clause (b) shall be applied in accordance with Section 1.5(f) of the Credit Agreement in the same manner as other mandatory prepayments of the Loans. (c) The provisions of clauses (a) and (b) of this Section 2 are collectively referred to herein as the “Limited Consent”. Except for the Limited Consent, nothing contained in this Section 2 shall constitute or be deemed to be an amendment to, waiver of, or consent to any departure from any other term or provision in the Credit Agreement or any other Loan Document, each of which shall continue unmodified and in full force and effect, as modified by this Amendment. The Limited Consent is a limited one-time consent and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a consent by the Agent or any Lender to anything other than the specific purpose set forth herein, (iii) shall not constitute a course of dealing among the Agent and Lenders, on the one hand, and any Credit Party, on the other hand, and (iv) shall not constitute a waiver of any Event of Default or any other breach of the Credit Agreement or any of the other Loan Documents, whether now existing or hereafter arising (all such rights and remedies being expressly reserved by the Agent and the Lenders). SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the first date (such date, the “Second Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.2 of the Credit Agreement): (a) The Agent shall have executed a counterpart of this Amendment and shall have received from the Borrower, each other Credit Party and the Lenders party hereto (constituting at least the Requisite Lenders party to the Existing Credit Agreement immediately prior to the Second Amendment Effective Date), a counterpart of this Amendment signed on behalf of such Person

4 [[8171962]] (which, in each case, subject to Section 9.18 of the Credit Agreement, may include any Electronic Signatures transmitted by email or other electronic means that reproduces an image of an actual executed signature page). (b) The Agent shall have received an executed copy of the Prize Disposition Agreement. (c) The Agent shall have received from the Borrower an officer’s certificate, dated the Second Amendment Effective Date and executed by a Responsible Officer of the Borrower, certifying that, after giving effect to this Amendment and the effectiveness of the Limited Consent, (i) no Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or shall immediately result after giving effect to this Amendment and (ii) the representations and warranties contained in Section 4 hereof shall be true and correct in all material respects as of the Second Amendment Effective Date, except to the extent any such representation or warranty (A) is qualified by materiality, Material Adverse Effect or words of similar effect, in which case such representation or warranty shall be true and correct in all respects or (B) expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (except to the extent such representation or warranty is qualified by materiality, Material Adverse Effect or words of similar effect, in which case such representation or warranty shall be true and correct in all respects as of such earlier date). SECTION 4. Representations and Warranties. Each Credit Party hereby represents and warrants to the Agent and each Lender as of the date hereof as follows: (a) after giving effect to this Amendment and the effectiveness of the Limited Consent, the representations and warranties made by such Credit Party contained in the Credit Agreement and in any other Loan Document are true and correct in all material respects as of the date hereof, except to the extent any such representation or warranty (i) is qualified by materiality, Material Adverse Effect or words of similar effect, in which case such representation or warranty is true and correct as of the date hereof in all respects, or (ii) expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date (except to the extent such representation or warranty is qualified by materiality, Material Adverse Effect or words of similar effect, in which case such representation or warranty is true and correct in all respects as of such earlier date); (b) such Credit Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and qualified to do business in all states where such qualification is required, except where failure to be so qualified would not reasonably be expected to have a Material Adverse Effect; (c) such Credit Party has all requisite organizational power and authority and all requisite governmental licenses, authorizations, consents and approvals to enter into and perform its obligations under this Amendment, the Credit Agreement and each other Loan Document to which it is a party; (d) the execution, delivery and performance by such Credit Party of this Amendment, the Credit Agreement and each other Loan Document to which it is a party have been duly authorized by all necessary organizational action, and do not and will not (i) violate or conflict with any laws, rules, regulations or orders of any Governmental Authority applicable to any Credit Party or (ii) violate, conflict with, result in a breach of, or constitute a default (with due notice or lapse of time or both) under (x) any Contractual Obligation of any Credit Party or any of its Restricted

5 [[8171962]] Subsidiaries or (y) any Governing Documents of any Credit Party or any of its Restricted Subsidiaries, except if, in the case of clauses (i) and (ii)(x), such violations, conflicts, breaches or defaults would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and (e) this Amendment, the Credit Agreement and each other Loan Document to which such Credit Party is a party are the legally valid and binding obligation of such Credit Party, each enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and the effects of general principles of equity. SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agent, the Lenders, the L/C Issuers or the Swing Line Lender under the Credit Amendment or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, or serve to effect a novation of the Obligations, all of which are ratified and affirmed in all respects and shall continue in full force and effect, or constitute a course of conduct or dealing among the parties. Nothing herein shall be deemed to entitle the Borrower or any other Credit Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. (b) On and after each of the Second Amendment Effective Date, each reference in the Credit Agreement to “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall refer to the Credit Agreement as modified hereby, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed to be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. SECTION 6. Release. In consideration of the Lenders’ and the Agent’s agreements contained in this Amendment, each Credit Party hereby irrevocably releases and forever discharges the Lenders and the Agent and their respective successors, assigns and Related Parties (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against the Agent, any Lender or any other Released Person, in each case, which relates, directly or indirectly, to any acts or omissions on or prior to the Second Amendment Effective Date of the Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document; provided, that nothing in this Section 6 shall be construed to release or discharge any Released Party from its agreements and obligations set forth in this Amendment or in any other Loan Document, including, in the case of any Lender its Revolving Loan Commitment or Delayed Draw Term Commitment. SECTION 7. Reaffirmation. Each of the Credit Parties, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants Liens in its property or otherwise acts as guarantor, as the case may be, under the Loan Documents, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect to this Amendment) and (b) to the extent such Credit Party granted Liens on any of its property pursuant to any such Loan Document as security for or

6 [[8171962]] otherwise guaranteed Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of Liens and confirms and agrees that such Liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment, and acknowledges that each of the Loan Documents, as amended hereby, remains in full force and effect and is hereby ratified and reaffirmed. SECTION 8. Release of Distinguished Prize as Credit Party. The Borrower hereby notifies the Agent and the Lenders that, upon consummation of the Specified Asset Disposition (the “Effective Time”), Distinguished Prize shall cease to be a Restricted Subsidiary in a transaction permitted by the Credit Agreement. Accordingly, each of the Agent, the Lenders party hereto and the Credit Parties party hereto agrees that, immediately upon the Effective Time, (a) the Guarantee provided by Distinguished Prize under the Credit Agreement and the other Loan Documents is automatically and unconditionally released and terminated, (b) the Liens on the Collateral consisting of the Stock in, and the property and assets of, Distinguished Prize are automatically and unconditionally released and terminated and (c) Distinguished Prize shall automatically cease to be a party to, and shall have no further obligations under, the Credit Agreement and the other Loan Documents, in each case of the foregoing clauses (a) through (c), without any further action by or the necessity of any further consent of the Agent, any Lender or any other Secured Party (as defined in the Security Agreement). The Lenders party hereto (constituting at least the Requisite Lenders party to the Existing Credit Agreement immediately prior to the Second Amendment Effective Date) hereby authorize the Agent to prepare, execute, deliver and perform (and, upon the Effective Time, at the request and sole expense of the Borrower, the Agent shall prepare, execute, deliver and perform) such documentation and take all other actions reasonably requested by the Borrower as may be necessary to terminate such Guarantee and release such Liens granted to the Agent upon the Collateral consisting of the Stock in, and the property and assets of, Distinguished Prize that secure the Obligations under the Loan Documents, including the preparation, execution, delivery and performance of such documentation to evidence the release and termination of such Guarantee and such Liens, including, the execution (as applicable), delivery and filing of a UCC-3 termination statement and intellectual property security agreement releases and delivery of certificates, securities and instruments, if any, in the Agent’s possession, in each case in respect of Distinguished Prize or the Stock therein or the property and assets thereof. Notwithstanding the foregoing or anything to the contrary contained in this Amendment, the Credit Agreement or any other Loan Document, if the Agent does not receive the Specified Loan Prepayment by the Specified Loan Prepayment Date, such failure to make the Specified Loan Prepayment shall constitute an immediate Event of Default under Section 6 of the Credit Agreement. SECTION 9. Applicable Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including its validity, interpretation, construction, performance and enforcement (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest). SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment. Each party further agrees that the electronic signatures, whether digital or encrypted, of the parties included in this Amendment are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and

7 [[8171962]] executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures. SECTION 11. Incorporation by Reference. The provisions of Sections 1.3(e), 9.1, 9.6, 9.8, 9.14 and 9.15 of the Credit Agreement are hereby incorporated in this Amendment by reference thereto, with full force and effect as if such provisions were directly set forth herein, mutatis mutandis. [Remainder of page intentionally left blank.]

Signature Page to Limited Consent and Second Amendment to Credit Agreement of Distinguished LLC IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above. DISTINGUISHED LLC By: Name: Jason Rotman Title: President and Chief Financial Officer PHOENIX MERGER PARENT, LLC By: Name: Jason Rotman Title: President and Chief Financial Officer DISTINGUISHED CAPITAL LLC By: Name: Jason Rotman Title: President and Chief Financial Officer DISTINGUISHED GROUP LLC By: Name: Jason Rotman Title: President and Chief Financial Officer

DISTINGUISHED PRIZE INDEMNITY LLC By: Name: Jason Rotman Title: President and Chief Financial Officer DISTINGUISHED PROGRAMS INSURANCE BROKERAGE LLC By: Name: Jason Rotman Title: President and Chief Financial Officer DISTINGUISHED PROGRAMS LLC By: Name: Jason Rotman Title: President and Chief Financial Officer DISTINGUISHED PROGRAMS RISK MANAGEMENT LLC By: Name: Jason Rotman Title: President and Chief Financial Officer DISTINGUISHED SPECIALTY INSURANCE BROKERAGE LLC By: Name: Jason Rotman Title: President and Chief Financial Officer Signature Page to Limited Consent and Second Amendment to Credit Agreement of Distinguished LLC

DISTINGUISHED SPECIALTY RISK MANAGEMENT LLC By: Name: Jason Rotman Title: President and Chief Financial Officer IDP HOLDINGS LLC By: Name: Jason Rotman Title: President and Chief Financial Officer IDP HOSPITALITY GROUP LLC By: Name: Jason Rotman Title: President and Chief Financial Officer DISTINGUISHED ENVIRONMENTAL, LLC By: Name: Jason Rotman Title: Authorized Person DP FINE ARTS AND COLLECTIBLES LLC By: Name: Jason Rotman Title: Authorized Person DP SURETY MANAGEMENT LLC By: Name: Jason Rotman Title: Authorized Person Signature Page to Limited Consent and Second Amendment to Credit Agreement of Distinguished LLC

DP D & O MANAGEMENT LLC By: Name: Jason Rotman Title: Authorized Person DP INLAND MARINE MANAGEMENT LLC By: Name: Jason Rotman Title: Authorized Person DP COMMERCIAL SURETY MANAGEMENT LLC By: Name: Jason Rotman Title: Authorized Person Signature Page to Limited Consent and Second Amendment to Credit Agreement of Distinguished LLC

Signature Page to Limited Consent and Second Amendment to Credit Agreement of Distinguished LLC BMO BANK, N.A., individually and as Agent By: Name: Pauline Christopher Title: Managing Director BANK OF MONTREAL, as Lender By: Name: Pauline Christopher Title: Managing Director SERIES B – GREAT LAKES FUNDING II, LLC, as Lender By: Name: Title: GREAT LAKES CLO VII, LTD., as Lender By: Name: Title: GREAT LAKES MC SUBSIDIARY, LTD, as Lender By: Name: Pauline Christopher Title: Attorney-in-Fact

Series B – Great Lakes Funding II, LLC, By:_________ ________________ Name: Henry Wang Title: Authorized Signatory By:_________________________ Name: Jason Swanson Title: BMO Management Committee BLUE SKY CREDIT FUND SPV LP By: BCP Special Opportunities Fund II GP LP, its General Partner By: BCP SOF II GP Limited, its General Partner By:_________________________ Name: Henry Wang Title: Authorized Signatory GREAT LAKES BCPL FUNDING, LTD. By:_________________________ Name: Henry Wang Title: Authorized Signatory Signature Page to Limited Consent and Second Amendment to Credit Agreement of Distinguished LLC

Signature Page to Limited Consent and Second Amendment to Credit Agreement of Distinguished LLC PCOBE I, LLC, as Lender By: Name: Title: Authorized Signatory Katie Pender